UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund

(Exact name of registrant as specified in charter)

101 Jefferson Drive

Menlo Park, CA 94025

(Address of principal executive offices) (Zip code)

Cogency Global, Inc.

c/o SharesPost 100 Fund

850 New Burton Rd. Ste. 201

City of Dover, County of Kent, Delaware 19904

(Name and address of agent for service)

Copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, NY 10017

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

SHARESPOST 100 FUND

Annual Report

December 31, 2017

SHARESPOST 100 FUND

Table of Contents
Shareholder Letter	2
Fund Performance & Portfolio Diversification	4
Portfolio Composition	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to the Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Trustee Information	25
Additional Information	26

SHARESPOST 100 FUND

We believe 2017 was an unusual year with respect to performance in the public market. While the private growth market behaved uncorrelated to the public market, private growth companies and Venture Capital (VC) funds raised significant amounts of capital and significantly added to their “dry powder” that hopefully will result in long term growth opportunities.

The number of IPOs went up from 41 IPO’s in 2016 to 58 in 2017, current Pitchbook data shows that in 2017 corporations paid a total of over $51bn for acquiring US based venture companies. The mean price of venture-backed tech companies increased significantly from $275M to $378M year over year (YoY) and the median exit size rose 17% YoY from $85M in 2016, the largest median exit size recorded in at least a decade, according to data from Pitchbook. In 2017, corporations paid the highest prices for technology companies ever. Although merger and acquisition (M&A) numbers will change over the course of the next months, as M&A deals are often reported delayed, we can already see that 2017 M&A activity is on par with 2016 at ~$50bn, second to only 2014 M&A activity at $69bn, including the $19bn WhatsApp acquisition as an outlier.

US-venture backed companies received a total $84bn funding across 7,783 companies. This is the highest amount of VC dollars raised since the dot-come era. Although the number of companies receiving was the lowest level since 2012, the decrease is attributed to a decrease of early stage deals which have been at historic highs over the last 4 years. Large pool of capital available in the industry continues to be funneled toward stronger and late-stage companies, which saw an increase in 2017 by 28%, resulting in higher valuations in prominent companies such as WeWork ($3bn), Lyft ($11.5bn) and Compass ($450M).

The M&A driven liquidity is a key indicator for the health of the private tech growth asset class. M&A exits, which always far outnumber IPOs by a 20:1 ratio, are continuing to power the entire innovation ecosystem, particularly here in the San Francisco Bay Area. Given recent changes to the tax rules with respect to repatriation of balance sheet assets, we believe 2018 will be another strong year with respect to M&A activities.

The Fund’s strategy is to invest in late-stage private growth companies that are expected to have a liquidity event (i.e., an IPO or sale) within 2-4 years. We feel this is when many private companies typically experience a significant portion of their overall growth. As of December 31, 2017, the Fund had approximately $102 million in assets under management with investments in 45 private companies across 13 industry sectors. In 2017, two of our Fund’s portfolio companies – AppDynamics and Turn have been acquired and two portfolio companies, Cloudera and Tintri have gone public. In addition, Relx & AllScripts announced in January 2018 the acquisition of ThreatMetrix and Practice Fusion, respectively, resulting in a total of 12 acquisitions of portfolio companies and 4 IPOs since inception.

We would like to highlight a few of the companies that were added to the Fund in the latter part of 2017 as a means of giving you an insight into some of the great innovative companies we are investing in and where we see opportunities.

23andMe (Healthcare / BioTech – Total Funding $490M) – 23andMe is a leading consumer genetics and research company. 23andMe was named by MIT Technology Review to its “50 Smartest Companies, 2017” List, and named one of Fast Company’s “25 Brands That Matter Now, 2017”. According to the company, 23andMe has millions of customers worldwide, and approximately 85% consented to participate in 23andMe research.

Tenable Network Security (Security – Total Funding $300M) – Tenable Network Security provides continuous network monitoring to identify vulnerabilities, reduce risk and ensure compliance for organizations. According too Tenable, the company services over 23,000 organizations of all sizes around the world, including 50% of the Fortune 500, large government agencies and mid-sized organizations across both public and private sectors.

Palantir (Analytics / Big Data – Total Funding $2,750M) - Palantir Technologies provides a data platform designed for visualizing, securing and analyzing data of all kinds including: structured, unstructured, relational, temporal and geospatial information. Palantir clients range from large enterprises to government departments including the United States Intelligence Community.

Virgin Hyperloop One (Transportation – Total Funding $287M) - Hyperloop One is reinventing transportation by developing the first Hyperloop, an integrated structure to move passengers and cargo between two points at much quicker speeds then conventional transportation methods using renewable energy.

Total Return Information (Unaudited)
SharesPost 100 Fund – Class A (Inception Date: 03/25/2014)	Annualized Total Return: Inception - 12/31/17	Cumulative Total Return: Inception - 12/31/17	1 Year Total Return: 01/01/17 - 12/31/17
Returns based on Purchase Without Any Sales Charge (NAV)	8.13%	34.25%	0.07%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	6.44%	26.53%	-5.69%
Fund Benchmarks
Dow Jones US Technology Index	18.33%	88.63%	37.29%
Standard and Poor’s 500 Index	12.33%	55.03%	21.83%

SharesPost 100 Fund – Class I (Inception Date: 11/17/2017)	Cumulative Total Return: Inception - 12/31/17
Returns based on Purchase Without Any Sales Charge (NAV)*	1.82%
Fund Benchmarks
Dow Jones US Technology Index	0.17%
Standard and Poor’s 500 Index	3.89%

*	Not annualized for periods less than one year

IMPORTANT DISCLOSURE

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments on a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities which could adversely affect the Fund’s performance. The inclusion of various indices is for comparison purposes only. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

If the Fund does not have at least 500 Members for an entire taxable year, you could receive an adverse tax treatment.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND Fund Performance & Portfolio Diversification December 31, 2017 (Unaudited)

Growth of $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in Class A from March 25, 2014 (Class inception) to December 31, 2017. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Public Offering Price (POP) assumes an initial investment of $9,425 ($10,000 less the maximum sales load of 5.75%). The Net Asset Value (NAV) assumes no sales load.

Fund Sector Diversification

The following chart provides a visual breakdown of the Fund by the industry sectors that the underlying securities represent as a percentage of the total investments.

SHARESPOST 100 FUND Portfolio Composition December 31, 2017 (Unaudited)

Fund Holdings

SHARESPOST 100 FUND Schedule of Investments December 31, 2017

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PUBLIC COMPANIES – 0.5%
ANALYTICS/BIG DATA – 0.3%
Cloudera, Inc.(a)	Dec 2016	18,510	$222,133	$305,802

HOSTING/STORAGE – 0.2%
Tintri, Inc.(a)	Jul 2015	39,322	961,716	200,537
TOTAL COMMON STOCK IN PUBLIC COMPANIES			1,183,849	506,339

COMMON STOCK IN PRIVATE COMPANIES(b) – 42.2%
ADVERTISING – 10.7%
AdRoll(a)	Mar 2017	3,155	31,550	42,088
Chartboost(a)	Mar 2015	700,000	1,611,000	2,793,000
GroundTruth (f.k.a. xAd, Inc.)(a)	Oct 2016	1,659,427	446,424	730,148
OpenX(a)	Jun 2015	2,899,297	2,615,385	4,348,945
PubMatic(a)	Jun 2015	200,000	1,170,000	3,010,000
			5,874,359	10,924,181
ANALYTICS/BIG DATA – 3.5%
Dataminr, Inc.(a)	Sep 2015	141,875	1,168,750	1,254,175
INRIX, Inc.(a)	May 2014	70,750	1,592,150	2,328,382
			2,760,900	3,582,557
ENTERPRISE SOFTWARE – 6.0%
Centrify(a)	Sep 2017	166,873	500,619	917,802
Domo(a)	Feb 2017	189,583	970,182	1,467,372
InsideSales.com(a)	Dec 2016	75,000	225,000	357,000
Sprinklr(a)	Jun 2017	100,000	500,000	666,000
SugarCRM(a)	Sep 2015	164,917	612,887	1,222,035
Zuora, Inc.(a)	Jun 2016	349,824	1,079,910	1,483,254
			3,888,598	6,113,463
FINANCE/PAYMENTS – 2.6%
Prosper Marketplace, Inc.(a)	Jan 2016	244,130	1,307,998	258,778
Social Finance, Inc.(a)	Apr 2017	134,355	1,720,469	2,379,427
			3,028,467	2,638,205
HEALTHCARE/BIOTECH – 5.3%
23andMe, Inc.(a)	Oct 2017	70,000	651,000	918,400
Counsyl, Inc.(a)	Aug 2017	300,000	1,000,000	2,061,000
Metabiota(a)	Apr 2015	494,589	500,000	860,585
One Medical Group(a)	Mar 2017	8,750	69,912	64,312
Practice Fusion(a)	Oct 2014	734,000	1,137,640	403,700
ZocDoc, Inc.(a)	Feb 2015	61,016	1,321,708	1,154,423
			4,680,260	5,462,420
HOSTING/STORAGE – 2.5%
Code 42 Software Inc.(a)	May 2016	330,000	754,500	2,263,800
Hightail, Inc.(a)	Apr 2014	136,028	376,149	308,783
			1,130,649	2,572,583
MUSIC – 3.9%
Spotify(a)	Aug 2015	1,068	2,099,200	4,017,453

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) December 31, 2017

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PRIVATE COMPANIES(b) – 42.5% (Continued)
SECURITY – 2.5%
AlienVault(a)	Oct 2014	237,500	$850,000	$1,743,250
Tenable Network(a)	Jul 2017	38,820	176,631	321,429
ThreatMetrix(a)	Jun 2017	119,812	419,342	506,805
			1,445,973	2,571,484
SOFTWARE – 5.2%
Acquia(a)	Apr 2016	90,000	860,000	1,770,300
Docker, Inc.(a)	May 2017	25,000	531,250	609,250
DocuSign, Inc.(a)	May 2014	4,000	53,000	71,480
Optimizely(a)	Feb 2017	160,303	1,420,675	2,869,424
			2,864,925	5,320,454
TOTAL COMMON STOCK IN PRIVATE COMPANIES			27,773,331	43,202,800

PREFERRED STOCK IN PRIVATE COMPANIES(b) – 36.3%
ADVERTISING – 2.9%
AppNexus, Inc., Preferred Class F(a)	Jul 2016	56,317	1,317,818	1,481,700
GroundTruth (f.k.a. xAd, Inc.), Preferred Class B-1(a)	Jan 2017	600,000	149,200	264,000
WideOrbit, Inc., Preferred Class C(a)	Oct 2015	400,000	1,100,000	1,192,000
			2,567,018	2,937,700
ANALYTICS/BIG DATA – 1.1%
Palantir Technologies, Inc., Preferred Class D(a)	Jan 2017	75,740	516,287	561,233
Palantir Technologies, Inc. Preferred Class E(a)	Dec 2017	79,260	512,714	587,317
			1,029,001	1,148,550
CLEAN TECHNOLOGY – 4.6%
Spruce Finance, Inc., Preferred Class A-1(a)	Sep 2016	100,000	1,000,000	1,375,000
Spruce Finance, Inc., Preferred Class A-2(a)	Mar 2017	190,000	1,900,000	1,900,000
Spruce Finance, Inc., Preferred Class A-3(a)	Sep 2014	1,092,989	1,870,943	1,464,605
			4,770,943	4,739,605
CONSUMER WEB – 1.1%
Musely, Preferred Class B(a)	Oct 2014	7,961	100,012	100,013
Pinterest, Preferred Series 2(a)	Nov 2017	144,000	1,000,799	1,016,640
			1,100,811	1,116,653
FINANCE/PAYMENTS – 2.4%
Prosper Marketplace, Inc. Preferred Class A(a)	Jan 2016	55,395	305,781	58,719
Prosper Marketplace, Inc. Preferred Class A-1(a)	Jan 2016	58,165	116	58,165
Social Finance, Inc., Preferred Class A(a)	Apr 2017	10,714	174,638	189,745
Social Finance, Inc., Preferred Class B(a)	Apr 2017	1,361	22,184	24,103
Social Finance, Inc., Preferred Class C(a)	Apr 2017	2,893	47,156	51,235
Social Finance, Inc., Preferred Class D(a)	Apr 2017	46,766	762,286	828,226
Social Finance, Inc., Preferred Class E(a)	Apr 2017	43,740	712,962	774,636
Social Finance, Inc., Preferred Class F(a)	Apr 2017	25,172	410,304	445,796
			2,435,427	2,430,625
GAMES – 3.2%
RockYou, Inc., Preferred Class 1(a)	Apr 2015	1,014,900	1,400,000	3,318,723

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) December 31, 2017

	Acquisition Date	Shares	Cost	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES(b) – 36.3% (Continued)
HEALTHCARE/BIOTECH – 2.5%
Intarcia Therapeutics, Inc., Preferred Class DD(a)	May 2017	9,000	$519,300	$536,760
Metabiota, Preferred Class A(a)	Apr 2015	346,212	500,000	602,409
Metabiota, Preferred Class B(a)	Feb 2017	366,669	500,952	759,005
ZocDoc, Inc., Preferred Class A(a)	Feb 2015	35,000	875,000	662,200
			2,395,252	2,560,374
MUSIC – 3.5%
SoundHound, Inc., Preferred Class D(a)	Sep 2016	107,484	2,200,767	3,546,972

SECURITY – 1.7%
Lookout, Inc., Preferred Class A(a)	Feb 2015	204,000	1,927,800	1,744,200

SOFTWARE – 5.1%
DocuSign, Preferred Class F(a)	Nov 2015	219,973	4,531,444	5,180,364

TRANSPORTATION – 8.2%
Lyft, Preferred Class D(a)	Oct 2016	12,000	266,600	468,240
Lyft, Preferred Class E(a)	May 2017	178,715	5,009,020	6,973,459
Virgin Hyperloop One, Preferred Class B1(a)	Jun 2017	414,473	999,999	999,999
			6,275,619	8,441,698
TOTAL PREFERRED STOCK IN PRIVATE COMPANIES			30,634,082	37,165,464

SHORT-TERM INVESTMENTS – 19.9%
DEMAND DEPOSIT – 19.9%
UMB Money Market Fiduciary, 0.01% (c)			20,338,653	20,338,653
TOTAL SHORT-TERM INVESTMENTS			20,338,653	20,338,653

TOTAL INVESTMENTS – 98.9%			79,929,915	101,213,256
Other assets less liabilities – 1.1%				1,149,556

NET ASSETS – 100.0%				$102,362,812

(a)	Non-income Producing

(b)

Investments in private companies, and in some cases public companies, may be subject to restrictions on disposition imposed by the issuer. As of December 31, 2017 restricted securities represented 78.51% of the net assets of the Fund. Each of these holdings are valued using significant unobservable inputs.

(c)

Rate disclosed represents the seven day yield as of the Fund’s period end. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The fund may redeem its investments in whole, or in part, on each business day.

All issuers are United States based, except for Spotify and OpenX, which are based in Sweden and UK, respectively.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Assets and Liabilities December 31, 2017

Assets:
Investments, at fair value (Note 3):
Common stock in public companies	$506,339
Common stock in private companies	43,202,800
Preferred stock in private companies	37,165,464
Short-term investments	20,338,653
Receivable for investments sold	1,319,289
Receivable for fund shares sold	846,852
Interest receivable	199
Receivable from the Investment Adviser for expense reimbursement (Note 5)	34,859
Prepaid expenses and other assets	49,243
Total assets	103,463,698

Liabilities:
Payable for fund shares redeemed	823,162
Payable for shareholder servicing fees	22,225
Payable for audit and tax fees	101,500
Payable for transfer agent fees	87,000
Payable for chief compliance officer fees	5,833
Other accrued liabilities	61,166
Total liabilities	1,100,886
Commitments and contingencies (Note 9)
Net assets	$102,362,812

Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$91,531,035
Accumulated net realized loss on investments	(10,451,564)
Accumulated net unrealized gain on investments	21,283,341
Net assets	$102,362,812

Net assets:
Class A	$101,247,635
Class I*	1,115,177
Total net assets	$102,362,812

Shares outstanding:
Class A	3,771,359
Class I*	41,534
Total shares outstanding	3,812,893

Net asset value, public offering price, and redemption proceeds per share:
Class A - Net asset value and redemption proceeds per share	$26.85
Class I - Net asset value and redemption proceeds per share*	$26.85
Class A - Public offering price per share(a)	$28.49

Cost of investments	$79,929,915

*	Class I inception date was November 17, 2017.

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10)

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Operations For the year ended December 31, 2017

Investment Income:
Interest	$(60,827)*
Dividends	40,824
Total investment income	(20,003)

Expenses:
Investment advisory fees (Note 5)	1,792,994
Transfer agent fees	403,703
Legal fees	295,591
Audit and tax fees	181,009
Shareholder servicing fees - Class A	179,394
Fund accounting & administration fees	162,291
Printing & postage	96,020
Trustee fees	91,500
Chief compliance officer fees	70,000
Insurance fees	55,212
Registration fees	41,104
Custodian fees	31,450
Miscellaneous expenses	80,029
Total expenses	3,480,297
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(1,121,021)
Net expenses	2,359,276
Net investment loss	(2,379,279)

Net realized loss on investments	(6,586,865)
Net unrealized gain on investments	9,285,708
Net realized & unrealized gain on investments	2,698,843
Net change in net assets from operations	$319,564

*	Net amount reflected includes $2,461 of interest income and $(63,288) of interest written off due to defaulted securities.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Operations:
Net investment loss	$(2,379,279)	$(1,541,262)
Net realized loss on investments	(6,586,865)	(1,752,845)
Net unrealized gain on investments	9,285,708	6,955,787
Net change in net assets resulting from operations	319,564	3,661,680

Fund share transactions:
Proceeds from shares issued - Class A	41,270,664	16,102,805
Proceeds from shares issued - Class I*	1,114,808	—
Cost of shares redeemed - Class A	(18,257,293)	(9,429,838)
Net change in net assets from fund share transactions	24,128,179	6,672,967
Net change in net assets	$24,447,743	$10,334,647

Net assets:
Beginning of year	$77,915,069	$67,580,422
End of year	$102,362,812	$77,915,069

Accumulated net investment income	$—	$—

Transactions in shares:
Issuance of shares - Class A	1,573,732	615,850
Issuance of shares - Class I*	41,534	—
Redemption of shares - Class A	(706,078)	(364,251)
Net change in shares	$909,188	$251,599

*	Reflects operations for the period from November 17, 2017 (inception date of the share Class I) to December 31, 2017.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Cash Flows For the year ended December 31, 2017

Cash flows from operating activities:
Net change in net assets from operations	$319,564
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchase of investments	(22.015,008)
Net purchases of short-term investments	(5,600,616)
Proceeds from sales of investments	5,818,162
Net unrealized gain on investments	(9,285,708)
Net realized loss on investments	6,586,865
Change in operating assets and liabilities:
Write-off of interest receivable	63,288
Increase in prepaid expenses and other assets	(11,568)
Decrease in net payable to advisor	(122,426)
Increase in other accrued liabilities	91,877
Net cash used in operating activities	(24,155,570)

Cash flows from financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	41,641,716
Cost of shares redeemed, net of change in payable for fund shares redeemed	(17,486,146)
Net cash provided by financing activities	24,155,570

Net change in cash	—

Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash operating and financing activities:
Conversion of preferred stock to common stock	$3,018,804
Conversion of common stock to preferred stock	$1,900,000
Common stock acquired on spin-off	$201,242

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Financial Highlights – Class A For a capital share outstanding throughout each period

	Year ended December 31, 2017		Year ended December 31, 2016		Year ended December 31, 2015(a)		Year ended December 31, 2014*(a)		Period ended December 31, 2013**
Per share operating performance
Net asset value, beginning of year	$26.83		$25.48		$24.56		$20.00		$20.00

Change in net assets from operations:
Net investment loss	(0.63)		(0.53)		(0.38)		(0.24)		—
Net realized and unrealized gain on investments	0.65		1.88		1.30		4.80		—
Total change in net assets from operations	0.02		1.35		0.92		4.56		—

Distributions:
From net investment income	—		—		—		—		—
From net realized gain on investments	—		—		—		—		—
Total distributions	—		—		—		—		—
Net increase in net asset value	0.02		1.35		0.92		4.56		—
Net asset value, end of year	$26.85		$26.83		$25.48		$24.56		$20.00

Total return(b)	0.07%		5.30%		3.75%		22.80	%(c)	—	%(c)

Ratios and supplemental data
Net assets, end of year (in thousands)	$101,248		$77,915		$67,580		$19,156		$100
Ratio of net expenses to average net assets	2.50	%(d)	2.50	%(e)	2.50	%(f)	2.49	%(g)	—	%(h)
Ratio of gross expenses before reimbursement to average net assets	3.69%		3.56%		4.47%		18.45%		680.12	%(h)
Ratio of net investment loss to average net assets	(2.52)%		(2.16)%		(2.01)%		(2.49)%		—	%(h)
Portfolio turnover	8.78%		7.78%		4.45%		2.40	%(c)	—	%(c)

*

The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration and the sale of shares to SP Investment Management, LLC (see Note 1).

**	The date of initial share purchase by the Investment Adviser was July 30, 2013.

(a)	Redemption fees consisted of per share amounts of less than $0.01. Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015.

(b)	The Fund’s total investment returns as presented do not include a sales load.

(c)	Not annualized for periods less than one year.

(d)

The ratio of net expenses are the result of $1,120,912 in contractual waivers and expense reimbursement representing (1.19)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)

The ratio of net expenses are the result of $757,978 in contractual waivers and expense reimbursement representing (1.06)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(f)

The ratio of net expenses are the result of $993,070 in contractual waivers and expense reimbursements representing (1.97)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(g)

The ratio of net expenses are the combined result of $1,208,322 in contractual waivers and expense reimbursements representing (15.95)% and $575 in voluntary expense reimbursements representing (0.01)%. Please see note 4 in the Notes to the Financial Statements for additional information.

(h)	Annualized for period less than one year, with the exception of non-recurring organizational costs.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Financial Highlights – Class I For a capital share outstanding throughout each period

	Period ended December 31, 2017*
Per share operating performance
Net asset value, beginning of period	$26.37

Change in net assets from operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.49
Total change in net assets from operations	0.48

Distributions:
From net investment income	—
From net realized gain on investments	—
Total distributions	—
Net increase in net asset value	0.48
Net asset value, end of period	$26.85

Total return	1.82	%(a)

Ratios and supplemental data
Net assets, end of period (in thousands)	$1,115
Ratio of net expenses to average net assets	2.25	%(b)(c)
Ratio of gross expenses before reimbursement to average net assets	3.50	%(c)
Ratio of net investment loss to average net assets	(2.25	)%(c)
Portfolio turnover	8.78%

*	Reflects operations for the period from November 17, 2017 (inception date) to December 31, 2017.

(a)	Not annualized for periods less than one year.

(b)

The ratio of net expenses are the result of $109 in contractual waivers and expense reimbursement representing (1.25)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(c)	Annualized for period less than one year.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Notes to the Financial Statements December 31, 2017

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC (the “Investment Adviser”), which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by primarily investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering, which generally includes a restrictive period of 180 days commonly known as a lock-up period, or a merger or acquisition transaction. The Fund currently offers two different classes of shares: Class A and Class I shares. In addition, the Fund has registered Class L shares, which are not currently being offered. The separate classes of shares differ principally in the applicable sales charges (if any) and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/ losses pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a class are charged directly to that class. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

2. Significant accounting policies — (continued)

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which will be carried at fair value in accordance with the provision of FASB ASC Topic 820, Fair value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, fair value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies.

From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the fair valuation of the private shares, which do not have a readily available market, the estimated fair value of such shares may be different from values that would have been used had a readily available market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s fair valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make fair valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Fair valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

There were no changes to the valuation approaches or techniques applied during 2017.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of or for the year ended December 31, 2017. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the applicable statute of limitations for all major jurisdictions in which it files tax returns, which includes federal and certain states. The Fund’s 2013 - 2016 tax years are open to examination as of December 31, 2017.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

2. Significant accounting policies — (continued)

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax treatment; temporary differences do not require reclassification.

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services in respect to clients to whom they have distributed Shares of the Fund’s Class A. Class A may incur shareholder servicing fees on an annual basis up to 0.25% of its average NAV. Class I is not subject to a shareholder servicing fee. For the year ended December 31, 2017, Class A accrued $179,394 in shareholder servicing fees.

Redemption fee — Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015. Prior to April 30, 2015, the Fund received a 2.00% redemption fee on redemption amounts for Shares held for less than 365 days, and recorded these fees as paid-in-capital.

Transactions with affiliates — SharesPost Financial Corporation (“SharesPost Financial”) is a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since the Investment Advisor is also wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates.

To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. For the year ended December 31, 2017, the Fund paid no commissions to Affiliated Brokers.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

3. Fair value measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

3. Fair valuation measurements — (continued)

●

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active). Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

For the year ended December 31, 2017 there were transfers of $506,339 out of Level 2 and into Level 1 due to changes in the liquidity restrictions of private holdings. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. There were no changes to these techniques or approaches during 2017.

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts when and if available. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to such non-traded investments will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. In considering the extent and nature of information utilized in the valuation process, management will generally apply a greater weighting to that information which is recent and observable. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the currently pending changes in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by Portfolio Companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy table. The adoption of AS 2015-07 resulted in the Fund’s investment in short-term investments being removed from the Fair Value hierarchy table.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

3. Fair valuation measurements — (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of December 31, 2017:

Investment in Securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security Type
Common stock in public companies*	$506,339	$—	$—	$506,339
Common stock in private companies*	—	—	43,202,800	43,202,800
Preferred stock in private companies*	—	—	37,165,464	37,165,464
Total	$506,339	$—	$80,368,264	$80,874,603
Money Market holdings valued using the practical expedient and not subject to the fair value hierarchy				20,338,653
Total				101,213,256

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2017	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions		(Sales or Conversions)		Net realized gain/(loss)	Change in net unrealized gain/(loss)	Ending balance December 31, 2017	Change in unrealized gains for the period for investments still held at December 31, 2017
SharesPost 100 Fund
Common stock in private companies	$34,576,887	$—	$(506,339)	$11,828,449	**	$(8,541,651	)***	$(623,309)	6,468,763	$43,202,800	$7,754,434
Preferred stock in private companies	26,302,291	—	—	15,108,744	***	(2,850,000	)**	(3,866,208)	2,470,637	37,165,464	4,202,088
Convertible notes of private companies	1,000,000	—	—	—		—		(1,000,000)	—	—	—
	$61,879,178	$—	$(506,339)	$26,937,193		$(11,391,651)		$(5,489,517)	$8,939,400	$80,368,264	$11,956,523

**	Amounts include $2,850,000 in preferred stock, which along with $168,804 net accumulated gain was converted into $3,018,804 of common stock.

***	Amounts include $1,870,943 in common stock which along with $29,057 net accumulated gain was converted into $1,900,000 of preferred stock.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

3. Fair valuation measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2017:

Type of Level 3 Investment	Fair Value as of December 31, 2017	Valuation Technique*	Unobservable Inputs	Range (Avg)
Common stock in private companies	$ 43,202,800	Precedent Transactions	Precedent Transactions	N/A

		Revenue model	Revenue Multiples	1.56 - 11.55 (5.05)
			Stage Discount Rates	10% - 30% (21.61%)
			Execution Discount Rates	15% - 70% (40.00%)
			Discounts For Lack of Marketability	15.00% - 15.00% (15.00%)
Preferred stock in private companies	37,165,464	Precedent Transactions	Precedent Transactions	N/A

		Revenue model	Revenue Multiples	0.20 - 11.55 (3.99)
			Stage Discount Rates	20% - 60% (24.00%)
			Execution Discount Rates	10% - 80% (45.00%)
			Discounts For Lack of Marketability	15.00% - 15.00% (15.00%)

*	Market approach

To the extent the revenue multiples increase, there is a corresponding increase in fair value; while as discount rates increase, there is a decrease in fair value.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 2.50% of the Class A average net assets per year and 2.25% of Class I average net assets per year, through May 1, 2019.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Class’ annualized expenses to exceed 2.50% and 2.25%, for Class A and Class I respectively, of their average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such waiver or expense reimbursement. For the periods ended December 31, 2015, December 31, 2016, and December 31, 2017 the investment advisory fees and expense reimbursements by the Investment Adviser waived in the amounts of $993,070, $757,978, and $1,121,021 respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2018, December 31, 2019, and December 31, 2020, respectively.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ending December 31, 2017, the Fund accrued $1,792,994 in investment advisory fees.

Certain officers and Trustees of the Fund are also officers of the Investment Adviser. None of the Fund officers who are affiliated with the Adviser or interested Trustees receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 of the Securities Act of 1933, as amended. As of December 31, 2017, the Fund had registered 25,000,000.

Investors may purchase shares each business day at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

As of December 31, 2017, ownership from affiliated parties represents 1.04% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at their NAV, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the year ended December 31, 2017, the Fund had Repurchase Offers as follows:

Summary of Repurchase Offers for Class A – 1/1/17 through 12/31/17

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
3/27/2017	5%	4.20%	149,928
6/26/2017	5%	3.90%	148,521
9/25/2017	5%	5.69%	220,730
12/26/2017	5%	3.97%	156,756

There were no repurchases for share Class I for the year ended December 31, 2017.

7. Purchases and sales of securities

Purchases and sales of investments for the year ended December 31, 2017, were $22,015,008 and $6,019,404, respectively.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

8. Federal tax information

At December 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$84,474,873
Gross unrealized appreciation	25,552,573
Gross unrealized depreciation	(8,814,190)
Net unrealized appreciation on investments	$16,738,383

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,379,279)	$2,379,279	$ —

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(5,906,606)
Net unrealized gain	16,738,383
Total accumulated earnings	$10,831,777

The Fund had a net capital loss carryforward of:

Short-term non-expiring	$(2,096,959)
Long-term non-expiring	(3,809,647)
$(5,906,606)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) December 31, 2017

9. Commitments and Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Company may enter into agreements to purchase investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. At December 31, 2017, the Fund had entered into agreements to purchase equity securities totaling $1,577,000. If approved by the issuer the Fund would record such amount in purchase costs. The Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments. The Fund has ensured through its policies and procedures that it does not enter into an unfunded commitment unless it has reserved enough cash to meet the funding requirements thereof.

10. Offering Price Per Share

A maximum front-end sales load of 5.75% is imposed on purchases of the Class A shares. Class I shares are not subject to sales loads. For the year ended December 31, 2017, the Fund was advised that various broker dealers received $357,430 of sales charges from sales of the Fund’s shares, of which $17,175 represented sales load received by affiliates.

11. Subsequent events

Management of the Fund has evaluated events occurring after December 31, 2017 and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No subsequent events requiring adjustment to or disclosure within the financial statements were noted.

SHARESPOST 100 FUND Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
SharesPost 100 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SharesPost 100 Fund (the Fund), including the schedule of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years ended December 31, 2017, 2016, 2015, and 2014 and for the period from July 30, 2013 (date of initial share purchase by SP Investments Management, LLC) through December 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the years ended December 31, 2017, 2016, 2015, and 2014 and for the period from July 30, 2013 through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, issuers of the securities, or other appropriate auditing procedures when replies from the issuers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

Los Angeles, California
February 27, 2018

SHARESPOST 100 FUND Trustee Information December 31, 2017 (Unaudited)

The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program, determining the fair value of the Fund’s Portfolio Companies, and its management and operations. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled “Interested Trustee and Officer.” Trustees who are not “interested persons” are referred to as “Independent Trustees.” The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-800-834-8707.

Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
INDEPENDENT TRUSTEES:
Robert Boulware Age: 61	Independent Trustee	Since inception(2)	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC	1	Brighthouse Financial and Trustee of Vertical Capital Fund
Mark Radcliffe Age: 65	Independent Trustee	Since inception(2)	Partner, DLA Piper	1	N/A
INTERESTED TRUSTEE AND OFFICER:
Sven Weber Age: 47	Interested Trustee and President	Since inception(2)	Managing Director of SP Investments Management, LLC, President SVB Capital with SVB Financial Group, Principal of Cipio Partners LLC	1	None
OFFICER:
Julie Walsh Age: 47	Chief Compliance Officer	Elected by the Board annually; Since August 12, 2014	Managing Director, Compliance and NFA Member Services, Foreside Compliance Services, LLC; Fund Chief Compliance Officer	N/A	N/A

(1)	All addresses c/o SharesPost 100 Fund, 101 Jefferson Drive, Menlo Park, CA 94025.

(2)	Each Trustee will serve for the duration of the Fund, or until death, resignation, termination, removal or retirement.

SHARESPOST 100 FUND Additional Information December 31, 2017 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-834-8707.

Board of Trustees

Sven Weber

Robert J. Boulware

Mark Radcliffe

Investment Adviser

SP Investments Management, LLC

101 Jefferson Drive,

Menlo Park, CA 94025

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Auditors

KPMG LLP

550 South Hope Street, Suite 1500

Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert. The Board of Trustees of the Registrant has determined that the members of its Audit Committee have sufficient financial experience to ensure the proper functioning of that committee, but that neither of the members has the requisite expertise or experience to be deemed an “audit committee financial expert” for purposes of the definition of such term in the Instructions to this Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2017 and 2016 were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2017:	$ 142,500
Fiscal year ended December 31, 2016:	$ 132,500

(b) Audit-Related Fees.

Fiscal year ended December 31, 2017:	$ 0.00
Fiscal year ended December 31, 2016:	$ 0.00

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2017	$ 15,575
Fiscal year ended December 31, 2016	$ 11,000

(d) All Other Fees.

Fiscal year ended December 31, 2017	$ 0.00
Fiscal year ended December 31, 2016	$ 0.00

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.
(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Procedures of SP Investments Management, LLC (“SPIM” or the “Adviser”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

Adviser’s Proxy Voting Policy

SPIM, as a matter of policy and as a fiduciary to its clients that are registered management investment companies (“Clients”), permits Clients to delegate proxy voting authority to SPIM, consistent with the best economic interests of the Clients.

Adviser’s Proxy Voting Procedure

All Client proxies are voted in accordance with the Adviser’s Proxy Voting Guidelines, as summarized below. In the event the Adviser’s Proxy Voting Guidelines do not address how a proxy should be voted, SPIM votes the proxy in a manner consistent with the general principles of its Proxy Voting Policies and Procedures and in the particular Client’s best interest. Prior to voting any proxies, the Chief Compliance Officer of the Adviser will determine whether any material conflict of interest may exist between SPIM and the respective Client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, SPIM will follow the procedures identified under “Conflicts of Interest” below in connection with the voting of such proxies.

Conflicts of Interest

A.	In the event that SPIM or its Chief Compliance Officer determines that voting a proxy may present a material conflict of interest between SPIM and a Client, SPIM will (1) disclose such conflict of interest to the Client and obtain written direction from the Client as to how to vote the proxy, (2) suggest that the Client engage another party to determine how to vote the proxy, or (3) engage another independent third party to determine how to vote the proxy.

B.	Notwithstanding the foregoing, SPIM must vote proxies in the best interest of Clients when material conflicts of interest may exist with respect thereto.

C.	SPIM believes that its policies and procedures are reasonably designed to address material conflicts of interest that may arise between SPIM and a Client as to the manner in which proxies are voted.

Except in instances where Clients have retained voting authority, SPIM will instruct custodians of Client accounts to forward all proxy statements and materials received in respect of Client accounts to SPIM’s Chief Compliance Officer. SPIM retains final authority and fiduciary responsibility for proxy voting.

Adviser’s General Proxy Voting Guidelines

SPIM has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Clients, SPIM reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. SPIM may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can SPIM anticipate all future situations. Corporate governance issues are diverse and continually evolving and SPIM devotes significant time and resources to monitor these changes.

The following guidelines reflect what SPIM believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. SPIM supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. SPIM will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. SPIM will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, SPIM will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. SPIM evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. SPIM generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, SPIM will give careful review on a case-by-case basis of the potential ramifications of such implementation. In the event of a contested election, SPIM will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: SPIM will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, SPIM will examine proposals relating to non-audit relationships and non-audit fees. SPIM will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. SPIM may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Anti-Takeover Mechanisms and Related Issues: SPIM generally opposes antitakeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, SPIM conducts an independent review of each anti-takeover proposal. On occasion, SPIM may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Clients' interests as stockholders. SPIM generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. SPIM will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. SPIM will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, SPIM generally opposes any supermajority voting requirements as well as the payment of "greenmail." SPIM usually supports "fair price" provisions and confidential voting. SPIM will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: SPIM realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. SPIM will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. SPIM will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. SPIM will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. SPIM will review proposals seeking preemptive rights on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of December 31, 2017, Sven Weber was the sole portfolio manager of the Registrant, and was primarily responsible for the day-to-day portfolio management of the Registrant.

Mr. Weber is the President, Principal Executive Officer and a Member of the Board of Trustees of the Registrant, and is the Managing Director of the Adviser. Mr. Weber joined SP Investments Management, LLC in 2012 and has managed the Registrant since its inception in March 2014. Previously, Mr. Weber served as President of SVB Capital at Silicon Valley Bank, where he managed that company’s venture capital investing business, which included direct, secondary, and fund of fund investments exceeding $1.5 billion under management. Prior to SVB Capital, Mr. Weber managed secondary investments at Cipio Partners and direct investments for Siemens. He previously had operational responsibilities at both Vodafone Germany and O2 Germany.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

(i) As of March 9, 2018, Sven Weber was the sole portfolio manager of SP100 Special Opportunities Fund LLC (“SP100 Opportunity”), and is primarily responsible for the day-to-day portfolio management of SP100 Opportunity.

(ii) (A) Zero.

(B) One (1), SP100 Opportunity. Total assets of SP100 Opportunity managed by Mr. Weber as of February 28, 2018 were approximately $4,500,000.

(C) Zero.

(iii) One (1) account. As of March 9, 2018, $0.00 of assets SP100 Opportunity were subject to an advisory performance fee.

(iv) A material conflict could arise in respect of the allocation of investment opportunities between the Registrant and SP100 Opportunity, as both entities have a substantially similar investment strategy to invest in the equity securities of private companies. However, to address such potential conflict of interest, SPIM has adopted compliance policies and procedures designed to address such conflict. It is SPIM’s general policy to allocate purchase or sale opportunities on a pro rata basis to all applicable Clients, measured by reference to each Client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. However, with respect to SP100 Opportunity, only after the SPIM Investment Committee has made its decision to pursue a purchase or sale opportunity in a given security on behalf the Registrant and the rationale for such decision has been documented by the Investment Committee and reviewed and approved by SPIM’s Chief Compliance Officer, may SP100 Opportunity, or any other overage fund structure advised by SPIM, be permitted to pursue a purchase or sale opportunity in any additionally available interests or shares of such security.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of March 9, 2018, compensation for the Registrant’s portfolio manager, Sven Weber, consists of base salary and bonus, which are monitored to ensure competitiveness in the external marketplace. The portfolio manager may also receive a cash bonus which is a percentage of the gross margins of the Adviser in each fiscal year.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Registrant as of December 31, 2017:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Sven Weber	$100,000-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017	0	0	0	0
Mar. 1-31, 2017	149,928	25.25	0	0
Apr. 1-28, 2017	0	0	0	0
May. 1-31, 2017	0	0	0	0
Jun. 1-30, 2017	148,521	25.62	0	0
Jul. 1-31, 2017	0	0	0	0
Aug. 1-31, 2017	0	0	0	0
Sep. 1-30, 2017	220,730	25.66	0	0
Oct. 1-31, 2017	0	0	0	0
Nov. 1-30, 2017	0	0	0	0
Dec. 1-31, 2017	156,756	26.75	0	0
Total	675,935	25.81	0	0

On February 16, 2017, May 17, 2017, August 16, 2017, and November 15, 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares, or 179,491, 191,064, 193,898, and 197,603 shares, respectively, pursuant to its periodic repurchase plan.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Sven Weber
By: Sven Weber
President
March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Sven Weber
By: Sven Weber
President
(Principal Executive Officer)
March 9, 2018

/s/ Prashant Gangwal
By: Prashant Gangwal
Treasurer
(Principal Financial Officer)
March 9, 2018